MESSAGE FROM THE PRESIDENT


Table of Contents                                  Page

Message from the President                            1

Fund Reports
  Franklin Corporate Qualified
  Dividend Fund                                       3

  Franklin Rising Dividends Fund                      9

  Franklin Investment Grade
  Income Fund                                        15

Statement of Investments                             20

Financial Statements                                 27

Notes to Financial Statements                        31

Report of Independent Auditors                       37


To reduce the volume of mail shareholders receive and to reduce expenses, only one copy of most Fund reports, such as the Fund's annual and semi-annual reports, may be mailed to a household. Additional copies may be obtained, without charge, by calling Fund Information at 1-800/DIAL BEN (1-800/342-5236). November 15, 1995


Dear Shareholder:

It's a pleasure to bring you the ninth annual report of the Franklin Managed Trust for the period ended September 30, 1995.

Overall, the Trust's fiscal year was one of contrasts. During the first five months of the Trust's reporting period, the Federal Reserve Board continued its aggressive campaign to control inflation, raising the federal funds target rate twice, to 6.00% from 4.75%.

By March 1995, the effects of these tightenings were realized. U.S. Gross Domestic Product (GDP) fell from an annualized rate of 5.1% in the fourth quarter of 1994 to just 2.7% and 1.1% in the first and second quarters of 1995, respectively.* This led many to believe that the Fed had been overzealous in its bid to increase interest rates, and prompted fears that another recession was nearing. In response to this slowed economic growth, the Fed lowered the federal funds target rate on July 6, 1995, to 5.75% from 6.00%. Since then, the economy appears to have stabilized, although further rate cuts could be forthcoming.


*U.S. Commerce Department.

While this stable economic environment proved beneficial to the performance of the funds in the Trust, no one can predict what lies ahead for investors. There's no guarantee that the markets will continue to rise over the months to come. As you know, markets experience both ups and downs, and volatility is a normal part of investing.

Market fluctuations are why we have always encouraged our shareholders to focus on their long-term investment goals. If you leave your money invested over the long term, you can usually ignore short-term volatility that will accompany stock and bond markets.

The following pages contain specific information about each fund's performance, including the effects of market conditions and management strategies on the funds. While each fund has a distinct investment objective, the fundamental principles remain the same: careful selection and constant professional investment supervision.

We appreciate your continued support, welcome your comments and look forward to serving you in the years to come.


Sincerely,



William J. Lippman
President
Franklin Managed Trust



FRANKLIN CORPORATE QUALIFIED DIVIDEND FUND

Fund Objective:

The Franklin Corporate Qualified Dividend Fund is designed to serve as an income-producing vehicle for the cash reserves of taxable corporations. The fund seeks to generate high after-tax income for corporations by investing primarily in the equity securities of domestic corporations whose dividends qualify for the 70% corporate dividends-received deduction.

The fund's share price, as measured by net asset value, fluctuated narrowly throughout the fiscal year, ending almost unchanged at $23.76 on September 30, 1995, up slightly from $23.69 at the start of the fiscal year. We invested a large portion of the fund's assets in variable rate preferred stocks, which promptly reset their dividend rates in response to the generally higher-yielding interest rate environments. This strategy enabled us to increase the monthly dividend to 8.7 cents from 8.3 cents per share, effective with the December 1994 distribution. We again adjusted the dividend to 10 cents per share, starting with the February 1995 distribution.


   Franklin Corporate Qualified Dividend Fund
   Portfolio Breakdown
   As a percentage of total net assets

   Sector                          9/30/94   9/30/95

   Auction Rate
   Preferred Stocks                 31.6%     37.5%

   Fixed-Rate
   Preferred Stocks                 24.3%     26.2%

   Adjustable Rate
   Preferred Stocks                 18.5%     16.1%

   Cash & Equivalents               25.6%     20.2%


The table above indicates that the portfolio composition remained somewhat similar throughout the fiscal year. The fixed-rate preferred stocks, all of which have limited terms (ranging from a few months to a few years) until redemption, have a price-sensitivity to interest rates approximating that of short- to intermediate-term bonds.

Adjustable-rate preferred stocks are even less price-sensitive to changes in interest rates as they reset their dividends quarterly (according to a yield spread fixed at the time of their offerings) relative to the highest of three U.S. Treasury benchmarks: the three-month Treasury bill rate, the 10-year Constant Maturity Rate, and the 20-year Constant Maturity Rate. Auction-rate preferred stocks and cash equivalents exhibit the lowest price sensitivity. Auction-rate preferred stocks normally reset their rates every 49 days pursuant to Dutch auction. Dutch auction preferreds are typically priced at par plus a factor equivalent to the amount of dividends "earned" since the last distribution. Investors have the right to redeem their securities at par on each auction date.


Franklin Corporate Qualified Dividend Fund
Top 10 Stock Holdings on September 30, 1995
As a percentage of total net assets


   Company                                 % of total
   Industry                                net assets

   Louisiana Power & Light                    5.53%
   Utilities

   Transamerica                               5.42%
   Financial

   Ford Holdings, Inc.                        5.03%
   Financial

   Bankers Trust                              4.99%
   Commercial Banks

   Rhone-Poulenc Rorer                        4.69%
   Pharmaceuticals

   Northern Trust                             4.68%
   Insurance

   G.E. Capital Corp.                         4.68%
   Industrial

   Sunamerica Corp.                           4.37%
   Insurance

   Household Finance Co.                      3.72%
   Financial

   Rochester Gas & Electric                   3.71%
   Utilities


For a complete list of portfolio holdings, please see page 20 of this report.



We seek to control various sources of potential risk, including interest rate risk and credit risk, through careful selection of securities and active management of the fund. National ratings services such as Standard & Poor's and Moody's, and our own in-house evaluations, provide your portfolio managers with a guide to each security issuer's credit quality.

The chart to the right illustrates the qualitative breakdown of the fund's investments. As described in your fund's prospectus, these ratings, while not guaranteeing the fund's market value or signifying approval of the shares by national ratings agencies, reflect the credit quality of the securities and are subject to change.



GRAPHIC MATERIAL 1 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Looking forward, we will continue to emphasize investment quality issuers and frequent dividend resets as means of minimizing price fluctuations. We believe this conservative approach should position the fund well for the future.


*The ratings reflect Standard & Poor's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated objectives and policies. Non-rated bonds were judged to be of comparable credit quality by the fund's managers.



Performance Summary

Your fund provided a one-year cumulative total return of +5.26% for the period ended September 30, 1995. Cumulative total return reflects the change in value of an investment over the periods indicated, assuming reinvestment of dividends and capital gains, if any. It does not include the maximum 1.5% initial sales charge. Past performance is not predictive of future results.

During the reporting period, the fund's price per share, as measured by net asset value, increased 7 cents to $23.76 on September 30, 1995, from $23.69 on September 30, 1994. The fund paid income distributions totaling $1.14 per share over the same period. We are pleased to report that due to the fund's increased income, we were able to raise your monthly distribution twice during the year: to 8.7 cents ($0.087) from 8.3 cents ($0.083) per share, effective with the December 1994 distribution, and to 10 cents ($0.10) per share, effective with the February 1995 distribution. Dividends will vary based on portfolio earnings, and past distributions are not necessarily indicative of future trends.

The fund's distribution rate was 4.98%, based on an annualization of the current monthly dividend of 10 cents per share and the maximum offering price of $24.12 on September 30, 1995. Based on the 1995 maximum federal corporate tax rate of 35%, the taxable equivalent distribution rate was 6.86%. These calculations assume that 100% of your fund's dividends qualify for the 70% corporate dividends-received deduction.

The charts on the following page compare the Franklin Corporate Qualified Dividend Fund's performance since inception with the unmanaged Payden & Rygel 90-day T-Bill Index. As you can see, the fund's pre-tax performance has surpassed that of the index, despite the inherent performance differentials the index enjoys. More significantly, on an after-tax basis, the fund's performance surpasses the T-Bill Index by an even wider margin.* Unlike the fund, the index does not have a cash component, management fees, or a sales charge. In addition, most of the securities in the Franklin Corporate Qualified Dividend Fund reset their dividends on either a 49-day or 90-day cycle.



GRAPHIC MATERIAL 2 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


**This performance graph assumes an initial $100,000 investment and includes the maximum 1.5% initial sales charge, all fund expenses and account fees. It also assumes that your dividends and capital gains, if any, are reinvested at net asset value. The Payden & Rygel 90-Day T-Bill Index includes price appreciation or depreciation and distributions as a percentage of the original investment. Past performance is not predictive of future results.



GRAPHIC MATERIAL 2 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


+After-tax returns assume the maximum 34% corporate tax rate for the period from January 1987 through December 1992, and the maximum 35% corporate tax rate from January 1993. In addition, the fund's calculations assume an 80% dividends received deduction rate from January 1987 through December 1987, and a 70% dividends received deduction rate from January 1988. The performance graph assumes an initial $100,000 investment and includes the fund's maximum 1.5% initial sales charge, all fund expenses and account fees. It also assumes that your dividends and capital gains, if any, are reinvested at net asset value. The Payden & Rygel 90-Day T-Bill Index includes price appreciation or depreciation and distributions as a percentage of the original investment. Past performance is not predictive of future results.

*The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. Investment return and share price of the Franklin Corporate Qualified Dividend Fund fluctuate with market conditions.



Franklin Corporate Qualified Dividend Fund
Periods ended September 30, 1995


                                                                                          Since
                                                                                        Inception
                                                                   1-Year    5-Year    (01/14/87)
            NAV Cumulative Total Return1                            5.26%    62.72%      70.62%
            POP Cumulative Total Return1                            3.68%    60.25%      68.07%
            NAV Average Annual Total Return2                        5.26%    10.23%       6.32%
            POP Average Annual Total Return2                        3.68%     9.89%       6.14%

            Distribution Rate3                                            4.98%
            Taxable Equivalent Distribution Rate4                         6.86%
            30-Day Standardized Yield5                                    4.82%
            Taxable Equivalent Yield4                                     6.64%

1. Net asset value (NAV) cumulative total returns show the change in value of an investment over the periods indicated and do not include the maximum 1.5% sales charge stated in the prospectus. Public offering price (POP) cumulative total returns show the change in value of an investment over the periods indicated and include the current maximum 1.5% sales charge. See note below.

2. NAV average annual total returns represent the average annual change in value of an investment over the specified periods and do not include the maximum 1.5% sales charge. POP average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current maximum 1.5% sales charge stated in the prospectus. See note below.

3. Based on an annualization of the fund's current 10 cents per share monthly dividend and the maximum offering price of $24.12 on September 30, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum federal corporate tax rate of 35%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1995.

Note: All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.



FRANKLIN RISING DIVIDENDS FUND

Fund Objective:

The  Franklin  Rising  Dividends  Fund  seeks  long-term  capital   appreciation
primarily through investment in the equity securities of companies that have paid consistently rising dividends over the past 10 years.

The above investment strategy is based on our belief that companies with consistently rising dividends should, over time, realize increases in the prices of their shares. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment "screens," or screening procedures, requiring consistent and substantial dividend increases, strong balance sheets and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with investors.


   Franklin Rising Dividends Fund vs.
   Standard & Poor's 500 Stock Index(R)
   Common Stock Analysis
   Quarter ended September 30, 1995

                                  Rising        S&P 500
                                 Dividends       Stock
                                   Fund          Index

   Income Yield                     3.2%          2.3%

   Price/Book Value                 3.4x          3.7x

   Average Market
   Capitalization              $5.9 billion   $8.7 billion

   Price/Earnings                  13.0          15.5

   Debt/Total Capital              23.9%         38.2%

   BETA                             0.85          1.00


We have recently completed a study comparing the portfolio of the Standard & Poor's 500 Stock Index(R) with that of your fund on the basis of several fundamental investment characteristics.

We reviewed measures such as current yield, relative price, debt ratios, and other factors, and found that the fund's portfolio compared quite favorably with the Standard & Poor's Index. The table on page 9 illustrates that our fund's portfolio yielded more than the index, sold at lower price/earnings and price/book value ratios, and carried less debt to total capital. These comparisons confirm our conviction that our investment approach tends to result in the selection of high quality securities that are attractively priced. Over time, we believe this will prove rewarding for our shareholders.

Over the past year, the fund's performance benefited from sizable gains in our tobacco, pharmaceutical, insurance and bank stocks. Philip Morris showed a one-year gain of 37%, while Mercury General and TrustCo Bank were up 33% and 22%, respectively. In addition, Merck & Co., Inc. delivered a gain of 58% over the reporting period. It is interesting to note that dividends for these four companies also increased significantly over the year: Philip Morris's dividends were up 21%, TrustCo's increased 22%, while Merck and Mercury General each raised their dividends approximately 14%.

As illustrated in the table on the following page, the above-mentioned companies are included in our top 10 portfolio holdings as of fiscal year end. In fact, there are only four new entries to the top 10 list (Pfizer, Inc., Monsanto Corp., Family Dollar Stores, and Federal National Mortgage Association), each having been held in last year's portfolio, though in smaller amounts.

During the year, we eliminated our position in Norfolk Southern as we believed the price had exceeded our view of fair value. In addition, concerns regarding litigation liability prompted us to eliminate our Torchmark position. Over the same period, we established initial positions in several companies, and added to a number of our existing holdings such as Allied Group, General Electric, Loctite and Diebold at what we considered attractive prices.


   Franklin Rising Dividends Fund
   Top 10 Stock Holdings on September 30, 1995
   As a percentage of total net assets

   Company                                     % of total
   Industry                                    net assets

   Philip Morris Co., Inc.                         3.41%
   Consumer Goods

   TrustCo Bank Corp., NY                          3.38%
   Banks

   Merck & Co., Inc.                               3.38%
   Pharmaceuticals

   Chubb Corp.                                     2.78%
   Insurance - Property/Casualty

   Pfizer, Inc.                                    2.73%
   Pharmaceuticals

   Federal National Mortgage Assoc.                2.69%
   Government Sponsored Corporations

   Mercury General Corp.                           2.60%
   Insurance - Property/Casualty

   Monsanto Co.                                    2.50%
   Industrial

   Family Dollar Stores                            2.49%
   Retail

   Dimon, Inc.2.49%
   Consumer Goods


For a complete list of portfolio holdings, please see page 22 of this report.

Given the sharp increase in the overall market in the past year, it becomes increasingly difficult to find bargain stocks that meet our criteria and standards. Fortunately, not all individual stocks react like the general market, so we are still able to find attractive values for the fund. We plan to add to many of our newer positions should market action enable us to buy at lower prices.



Performance Summary

The fund's Class I share price, as measured by net asset value, increased to $17.31 on September 30, 1995, from $14.67 on September 30, 1994. The fund's Class II shares, as measured by net asset value, increased to $17.28 on September 30, 1995, from $15.43 on its inception date of May 1, 1995.

For the one-year period ended September 30, 1995, Class I shareholders received quarterly distributions totaling 29.8 cents ($0.298) per share, including 26 cents ($0.26) per share in dividend income and a special year-end distribution of 3.8 cents ($0.038) per share, distributed in December 1994. For the abbreviated five-month period ended September 30, 1995, Class II shareholders received quarterly income distributions totaling 12.6 cents ($0.126) per share. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

Based on this dividend income and change in share price, the fund's Class I shares posted a one-year cumulative total return of +20.32% for the period ended September 30, 1995. Total return measures the change in value of an investment over the periods indicated, assuming reinvestment of dividends and capital gains. This calculation does not include the initial sales charge. Past performance is not indicative of future results.

Since inception, the performance of the fund's Class I shares has generally followed the unmanaged Wilshire MidCap Growth Index and has exceeded the Consumer Price Index (CPI). By outperforming the CPI, your investment returns have exceeded the rate of inflation. As you know, the index has inherent performance differentials over any fund. The Wilshire MidCap Growth Index, which somewhat resembles the holdings of the fund, includes companies with market capitalizations (the market value of a company's issued and outstanding stock) ranging from $300 million to $1.3 billion, while your fund's portfolio includes companies with market capitalizations ranging from $83 million to $107 billion. In addition, unmanaged market indices do not pay commissions or market spreads to buy and sell securities. Further, they do not pay management fees. And, unlike the index, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. In addition, the fund's results include the maximum initial sales charge, all fund expenses and account fees. Please remember that an index is simply a measure of performance and cannot be invested in directly.



GRAPHIC MATERIAL 3 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


*This performance graph assumes an initial $10,000 investment and includes the maximum 4.5% initial sales charge, all fund expenses and account fees. It also assumes that your dividends and capital gains, if any, are reinvested at net asset value. The Wilshire MidCap Growth Index includes price appreciation or depreciation and distributions as a percentage of the original investment. Due to their recent inception, Class II shares are not represented in the above illustration. Past performance is not predictive of future results.


Franklin Rising Dividends Fund
Periods ended September 30, 1995

                                                                              Since       Since
                                                                            Inception   Inception
                                                     1-Year      5-Year    (01/14/87)  (05/01/95)

            Cumulative Total Return1
             Class I Shares                          20.32%      91.45%      112.96%         --
             Class II Shares                            --          --           --        12.56%
            Average Annual Total Return2
             Class I Shares                          14.91%      12.82%        8.49%

1. Cumulative total returns show the change in value of an investment over the periods indicated and do not include the maximum 4.5% initial sales charge for Class I shares, or the 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods, and reflects the maximum 4.5% initial sales charge. Since Class II shares have existed for less than one year, average annual total returns are not provided. See note below.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.



FRANKLIN INVESTMENT GRADE INCOME FUND

Fund Objective:

The Franklin Investment Grade Income Fund seeks to generate a maximum level of high current income consistent with investing in investment grade debt securities having primarily intermediate-term maturities. The Fund seeks to offer a higher total return than a money market fund, generally with less potential risk to principal than a fund composed of either long-term securities or of securities that are below investment-grade quality.*

Early in the fund's fiscal year, intermediate- and long-term interest rates rose in response to fear that the Federal Reserve Board was failing in its attempt to control an overheating economy. After November, however, yields declined in response to several factors: 1) the Fed regained credibility as an inflation fighter with two sizable increases in the federal funds rate, raising it to 6.00% from 4.75%; 2) the Mexican currency crisis discouraged investment in developing countries and re-channeled funds to safer havens like the U.S.; and
3) economic statistics showed a slower growth rate with some unwanted inventory accumulation and without excessive inflationary pressures. By July, the Fed was willing to signal acceptance of faster economic growth by reversing 25 basis points of its earlier tightening, cutting the federal funds rate to 5.75%.

Because of the fund's emphasis on a limited maturity structure, higher short-term interest rates initially enabled us to increase the monthly dividend distribution to 3.7 cents from 3.3 cents per share, effective with the December 1994 distribution. However, recent trends toward lower short-term rates made it necessary to readjust the dividend to its previous rate of 3.3 cents per share, starting with the October 1995 distribution.


*Generally, long-term securities and lower quality securities provide higher yields. A money fund seeks a stable $1.00 per share net asset value.

As always, we seek to control various sources of potential risk, including interest-rate risk and credit risk, through careful selection of securities and active management of their maturities. The weighted average quality of the portfolio's securities was in the AA range of credit quality, as measured by Standard & Poor's Corporation. As described in the fund's prospectus, these ratings do not guarantee the fund's market value or signify approval of the shares by national ratings agencies; they do reflect the quality of the bonds and, of course, are subject to change. All investments are call-protected for life.

On September 30, 1995, the fund's investments included 33% in government and government-related bonds, 22% in straight short- and intermediate-term corporate bonds, 17% in "putable" corporate bonds, and 28% in cash and equivalents.



GRAPHIC MATERIAL 4 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


A "putable" bond is structured so that if interest rates rise, the bond can be redeemed at par value at an early effective maturity. This feature allows the proceeds to be reinvested at the then-higher interest rate. Conversely, if interest rates decline by the security's optional retirement date, we can either keep the higher yielding bond or sell it at a favorable price. The use of "putable" bonds is an integral part of our conservative investment strategy whenever we can purchase them on an attractive basis. Early in the fiscal year, we were able to increase the percentage of "putables" to about 25% of total net assets. Toward the end of the fiscal year, we were able to realize substantial profits on some of our "putables," and reduced them to about 16% of the portfolio. On September 30, 1995, the fund's weighted average maturity was 1.5 years based on the optional "put" dates as the effective maturities, and 3.8 years based on the final stated maturities.

We will continue to pursue our conservative investment posture. It is our belief that this strategy will enable us to possibly produce more total return than that which is available from money market funds, while not subjecting the portfolio's net asset value price to the kind of volatility potentially associated with long-term bonds or lower-quality investments.


Performance Summary

Your fund's share price, as measured by net asset value, increased over the reporting period to $9.04 on September 30, 1995, from $8.82 on September 30, 1994.

During the one-year period, your fund paid income distributions totaling 47.9 cents ($0.479) per share, including 43.6 cents ($0.436) in monthly dividend income and a special year-end distribution of 4.3 cents ($0.043) in December 1994. We were able to raise the fund's monthly dividend to 3.7 cents ($0.037) from 3.3 cents ($0.033) per share, effective with the December 1994 distribution; however, due to reduced income earned by the fund, it was necessary to adjust the monthly dividend once again to 3.3 cents per share, effective with the October 1995 distribution. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not indicative of future trends.

Based on an annualization of the current monthly dividend of 3.3 cents per share and the maximum public offering price of $9.44 on September 30, 1995, your fund's distribution rate was 4.19%.

It is helpful to view your investment from a long-term perspective. Since inception, the fund's performance has generally followed the Lehman Brothers Government/Corporate Bond Index and has exceeded the increase in the Consumer Price Index (CPI), as shown in the chart to the right. The broad, unmanaged Lehman Brothers Index differs from the Franklin Investment Grade Income Fund in several ways. First, the average weighted maturity of the index was approximately 10 years on September 30, 1995, compared to the fund's average effective maturity of about two years. Since longer maturities provide higher yields, this places the index at an advantage over the fund. Second, unmanaged market indices do not pay commissions or market spreads to buy and sell bonds. Further, they do not pay management fees to cover salaries to securities analysts or portfolio managers. And, unlike the index, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. Please remember that an index is simply a measure of performance and cannot be invested in directly.


GRAPHIC MATERIAL 5 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

*This performance graph assumes an initial $10,000 investment and includes the maximum 4.25% initial sales charge, all fund expenses and account fees. It also assumes that your dividends and capital gains, if any, are reinvested at net asset value. The Lehman Brothers Government/Corporate Bond Index includes price appreciation or depreciation and distributions as a percentage of the original investment. Past performance is not predictive of future results.


Franklin Investment Grade Income Fund
Periods ended September 30, 1995

                                                                                          Since
                                                                                        Inception
                                                                  1-Year     5-Year    (01/14/87)

            Cumulative Total Return1                               8.21%     48.85%      70.16%
            Average Annual Total Return2                           3.62%      7.34%       5.76%

            Distribution Rate3                            4.19%
            30-Day Standardized Yield4                    4.63%

1. Cumulative total returns show the change in value of an investment over the periods indicated and do not include the maximum 4.25% initial sales charge stated in the prospectus. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures have been restated to reflect the maximum 4.25% initial sales charge. See note below.

3. Based on an annualization of the fund's current 3.3 cents per share monthly dividend and the maximum offering price of $9.44 on September 30, 1995.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1995.

Note: All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN MANAGED TRUST

Statement of Investments in Securities and Net Assets, September 30, 1995


                                                                                                        Value
   Shares       Franklin Corporate Qualified Dividend Fund                                            (Note 1)
               aAdjustable Rate Preferred Stocks 16.1%
                Commercial Banks & Bank Holding Companies  3.5%
     22,400     Marine Midland Bank, Inc., 6.00% adj. rate pfd., Series A .......................      $ 991,200
                                                                                                      -----------
                   Electric Utilities  8.2%
     10,000     Arizona Public Service Co., 6.00% adj. rate pfd., Series Q ......................        805,000
     22,500     Niagara Mohawk Power Corp., 7.25% cum. adj. rate pfd., Series C .................        514,688
     46,700     Toledo Edison Co., 7.23% cum. adj. rate pfd., Series A ..........................        963,188
                                                                                                      -----------
                                                                                                       2,282,876
                                                                                                      -----------
                Insurance  4.4%
     12,000     SunAmerica Inc., 7.00% cum. adj. rate pfd., Series C ............................      1,215,000
                                                                                                      -----------
                      Total Adjustable Rate Preferred Stocks (Cost $4,941,400) ..................      4,489,076
                                                                                                      -----------
             b  Auction Rate Preferred Stocks  37.5%
           10c  CNA Financial Corp., 4.348%, Series F ...........................................      1,002,053
           13c  General Electric Capital Corp., 4.19%, Series F .................................      1,301,513
           1,000dMorgan (JP), Inc., 4.199%, Series C ............................................      1,005,132
           13c  Northern Trust Corp., 4.29%, Series C ...........................................      1,300,464
           13c  Rhone-Poulenc Rorer, 5.31%, Series 1 ............................................      1,302,109
           10c  Sara Lee Corp., 4.28%, Series D .................................................      1,004,399
           10c  Southern California Gas Co., 4.249%, Series A ...................................      1,001,888
           15c  Transamerica Co., 4.34%, Series A-1 .............................................      1,506,872
           10c  VEPC, 4.32%, Series 92-A ........................................................      1,001,440
                                                                                                      -----------
                      Total Auction Rate Preferred Stocks (Cost $10,399,999) ....................     10,425,870
                                                                                                      -----------
                Fixed Rate Preferred Stocks  26.2%
                Commercial Banks  5.0%
     28,000     Bankers Trust (New York), 7.375% flex rate pfd., Series J .......................      1,386,277
                                                                                                      -----------
                Financial  8.8%
           14c  Ford Holdings, Inc., 4.95% flex rate pfd., Series K .............................      1,397,529
     10,000     Household Finance Co., 7.25% pfd., Series 92-A ..................................      1,033,750
                                                                                                      -----------
                                                                                                       2,431,279
                                                                                                      -----------
                Industrial  3.2%
     28,913     McDermott, Inc., $2.60 cum. S.F., pfd., Series B ................................        892,689
                                                                                                      -----------
                Utilities  9.2%
     15,000     Louisiana Power & Light Co., 7.00% S.F., pfd. ...................................      1,535,625
     10,000     Rochester Gas & Electric Co., 7.45% S.F., pfd., Series S ........................      1,031,250
                                                                                                      -----------
                                                                                                       2,566,875
                                                                                                      -----------
                      Total Fixed Rate Preferred Stocks (Cost $7,368,185) .......................      7,277,120
                                                                                                      -----------
                      Total Adjustable, Auction and Fixed Rate Preferred Stocks
                       (Cost $22,709,584) .......................................................     22,192,066
                                                                                                      -----------
          eReceivables from Repurchase Agreements 19.0%
$ 2,931,552 fJoint Repurchase Agreement, 6.429%, 10/02/95
              Daiwa Securities America, Inc. (Maturity Value $1,410,320)
               Collateral: U.S. Treasury Bills, 03/28/96
              Swiss Bank Corp., (Maturity Value $1,467,884)
               Collateral: U.S. Treasury Notes, 6.125% - 6.75%, 05/15/97 - 08/31/00..............    $ 2,876,663
  1,200,000   Nikko Securities Co. International, Inc., 6.42%, 10/02/95 (Maturity Value $1,200,642)
               Collateral: U.S. Treasury Notes, 6.00%, 10/15/99 .................................      1,200,000
  1,194,000   UBS Securities, Inc., 6.30%, 10/02/95 (Maturity Value $1,200,630)
               Collateral: U.S. Treasury Notes, 5.125%, 03/31/96 ................................      1,200,000
                                                                                                      -----------
                      Total Receivables from Repurchase Agreements (Cost $5,276,663) ............      5,276,663
                                                                                                      -----------
                          Total Investments (Cost $27,986,247)  98.8% ...........................     27,468,729
                          Other Assets and Liabilities, Net  1.2% ...............................        324,304
                                                                                                      -----------
                          Net Assets  100.0% ....................................................    $27,793,033
                                                                                                      ===========


                At September 30, 1995, the net unrealized depreciation based on the cost of investments for income tax purposes of $27,986,247 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost ................................................      $ 126,250
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value ................................................       (643,768)
                                                                                                      -----------
                  Net unrealized depreciation ...................................................     $ (517,518)
                                                                                                      ===========


PORTFOLIO ABBREVIATIONS:
S.F.  - Sinking Fund





aDividend  rates  adjust  quarterly  in  reference  to  various  U.S.   Treasury
benchmarks.
bDividend  rates adjust in response to periodic  auctions,  normally on a 49-day cycle.
c1 share = $100,000 par value
d1 share = $1,000 par value
eFace amount for repurchase agreements is for the underlying collateral.
fSee Note 1(F) regarding Joint Repurchase Agreement.

                       The accompanying notes are an integral part of these financial statements.



FRANKLIN MANAGED TRUST

Statement of Investments in Securities and Net Assets, September 30, 1995


                                                                                                        Value
   Shares        Franklin Rising Dividends Fund                                                       (Note 1)

                 Common Stocks 88.4%
                 Banks  15.4%
     155,700     Banc One Corp. ................................................................     $ 5,683,050
     133,500     CoreStates Financial Corp. ....................................................       4,889,438
     215,000     Mercantile Bankshares Corp. ...................................................       5,858,750
     197,000     National Commerce Bancorp. ....................................................       4,826,500
     133,100     State Street Boston Corp. .....................................................       5,324,000
     407,650     TrustCo Bank Corp., New York ..................................................       8,866,388
     161,100     Wilmington Trust Corp. ........................................................       4,752,450
                                                                                                      -----------
                                                                                                      40,200,576
                                                                                                      -----------
                 Consumer Goods  12.2%
      89,000     Alberto-Culver Co., Class A ...................................................       2,358,500
     435,000     Dimon, Inc. ...................................................................       6,525,000
     107,000     Philip Morris Cos., Inc. ......................................................       8,934,500
      65,000     Roto-Rooter, Inc. .............................................................       2,405,000
     368,800     Stride Rite Corp. .............................................................       4,195,100
     180,000     Universal Corp. ...............................................................       4,050,000
     125,000     UST, Inc. .....................................................................       3,578,125
                                                                                                      -----------
                                                                                                      32,046,225
                                                                                                      -----------
                 Drugs/Health Care  7.5%
      34,000     Bard (C.R.), Inc. .............................................................       1,037,000
      36,500     Bristol-Myers Squibb Co. ......................................................       2,659,938
     158,000     Merck & Co., Inc. .............................................................       8,848,000
     134,000     Pfizer, Inc. ..................................................................       7,152,250
                                                                                                      -----------
                                                                                                      19,697,188
                                                                                                      -----------
                 Energy  1.9%
      40,000     Royal Dutch Petroleum Co., New York Shares ....................................       4,910,000
                                                                                                      -----------
                 Financial Services  2.7%
      68,000     Federal National Mortgage Association .........................................       7,038,000
                                                                                                      -----------
                           Industrial  17.8%
      37,900     Avery Dennison Corp. ..........................................................       1,591,800
      14,000     Diebold, Inc. .................................................................         649,250
      68,700     General Electric Co. ..........................................................       4,379,625
     104,000     Genuine Parts Co. .............................................................       4,173,000
     303,200     Hanson, Plc., ADR .............................................................       4,927,000
      38,000     Kaydon Corp. ..................................................................       1,121,000
     117,000     Kimball International, Inc., Class B ..........................................       3,276,000
     102,000     Loctite Corp. .................................................................       4,934,250
      72,500     Masco Corp. ...................................................................       1,993,750
                 Industrial (cont.)
      65,000     Monsanto Co. ..................................................................     $ 6,548,750
     134,695     Myers Industries, Inc. ........................................................       2,054,099
     217,000     Newell Co. ....................................................................       5,370,750
      53,200     Rockwell International Corp. ..................................................       2,513,700
     102,000     Superior Industries International, Inc. .......................................       2,741,250
      38,100     Superior Surgical Manufacturing Co., Inc. .....................................         395,288
                                                                                                      -----------
                                                                                                      46,669,512
                                                                                                      -----------
                 Insurance - Life & Health  .6%
      25,000     Jefferson-Pilot Corp. .........................................................       1,606,250
                                                                                                      -----------
                 Insurance - Property Casualty  16.6%
     187,800     Allied Group, Inc. ............................................................       6,150,450
      31,800     American International Group, Inc. ............................................       2,703,000
      76,000     Chubb Corp. ...................................................................       7,296,000
     179,000     Mercury General Corp. .........................................................       6,824,375
      95,000     MMI Cos., Inc. ................................................................       2,303,750
     256,250     RLI Corp. .....................................................................       5,733,594
      71,000     SAFECO Corp. ..................................................................       4,659,375
     150,000     Selective Insurance Group, Inc. ...............................................       5,475,000
      39,900     St. Paul Cos., Inc. ...........................................................       2,329,163
                                                                                                      -----------
                                                                                                      43,474,707
                                                                                                      -----------
                 Printing/Publishing  1.7%
      28,300     Dun & Bradstreet Corp. ........................................................       1,637,863
      57,800     Reader's Digest Association, Inc., Class A ....................................       2,723,824
                                                                                                      -----------
                                                                                                       4,361,687
                                                                                                      -----------
                 Retail  9.9%
      33,000     Albertson's, Inc. .............................................................       1,126,124
      25,650     Arbor Drugs, Inc. .............................................................         480,937
      74,400     Bob Evans Farms, Inc. .........................................................       1,432,200
     343,500     Family Dollar Stores, Inc. ....................................................       6,526,500
     226,000     Rite Aid Corp. ................................................................       6,328,000
     220,000     The Limited, Inc. .............................................................       4,180,000
     212,000     Walgreen Co. ..................................................................       5,936,000
                                                                                                      -----------
                                                                                                      26,009,761
                                                                                                      -----------
                 Transportation  2.1%
     314,500     Arnold Industries, Inc. .......................................................       5,582,374
                                                                                                      -----------
                       Total Common Stocks (Cost $189,942,149) .................................     231,596,280
                                                                                                      -----------
         e,fReceivables from Repurchase Agreements 11.1%........................................
$29,525,214 Joint Repurchase Agreement, 6.429%, 10/02/95 (Cost $28,971,844)
            Daiwa Securities America, Inc., (Maturity Value $14,203,809)
             Collateral: U.S. Treasury Bills, 03/28/96
            Swiss Bank Corp., (Maturity Value $14,783,556)
             Collateral: U.S. Treasury Notes, 6.125% - 6.75%, 05/15/97 - 08/31/00...............    $ 28,971,844
                                                                                                      -----------
                           Total Investments (Cost $218,913,993)  99.5% ........................     260,568,124
                           Other Assets and Liabilities, Net  .5% ..............................       1,409,134
                                                                                                      -----------
                           Net Assets  100.0% ..................................................    $261,977,258
                                                                                                      ===========

                 At September 30, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $218,913,993 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which there was an
                    excess of value over tax cost ..............................................    $ 48,175,459
                   Aggregate gross unrealized depreciation for all investments in which there was an
                    excess of tax cost over value ..............................................      (6,521,328)
                                                                                                      -----------
                   Net unrealized appreciation .................................................    $ 41,654,131
                                                                                                      ===========


eFace amount for repurchase agreements is for the underlying collateral.
fSee Note 1(F) regarding Joint Repurchase Agreement.

                             The accompanying notes are an integral part of these financial statements.



FRANKLIN MANAGED TRUST

Statement of Investments in Securities and Net Assets, September 30, 1995


    Face                                                                                                Value
   Amount      Franklin Investment Grade Income Fund                                                  (Note 1)

               U.S. Government Securities 23.4%
 $2,000,000    U.S. Treasury Notes, 5.625%, 06/30/97 ............................................    $ 1,993,750
  2,000,000    U.S. Treasury Notes, 5.875%, 07/31/97 ............................................      2,000,624
  2,000,000    U.S. Treasury Notes, 5.875%, 08/15/98 ............................................      1,999,374
  1,000,000    U.S. Treasury Notes, 5.875%, 03/31/99 ............................................        998,125
                                                                                                      -----------
                     Total U.S. Government Securities (Cost $6,986,408) .........................      6,991,873
                                                                                                      -----------
               Corporate Bonds  36.8%
               Consumer Goods  5.0%
  1,500,000    Heinz (H.J.) Co., notes, 5.50%, 09/15/97 .........................................      1,484,032
                                                                                                      -----------
               Electric Utilities  3.3%
  1,000,000    Southern California Edison Co., notes, 5.875%, 02/01/98 ..........................        989,099
                                                                                                      -----------
               Financial  18.6%
  1,300,000    Associates Corp. of North America, deb., (putable * 03/03/98), Series B, 7.95%,
                02/15/10 ........................................................................      1,433,021
  1,500,000    Ford Motor Credit Corp., global bond, 6.25%, 02/26/98 ............................      1,501,350
  1,500,000    GE Capital Corp., medium term notes (step up to 8.125% or putable * 04/01/98), 5.80%,
                04/01/08 ........................................................................      1,598,044
  1,000,000    Norwest Financial, Inc., senior notes, 6.23%, 09/01/98 ...........................      1,000,934
                                                                                                      -----------
                                                                                                       5,533,349
                                                                                                      -----------
               Industrial  3.5%
  1,000,000    WMX Technologies, Inc., notes (step up to 8.00% or putable * 04/30/97), 6.22%,
                04/30/04 ........................................................................      1,054,173
                                                                                                      -----------
               Semiconductor Manufacturers  3.0%
    750,000    Motorola, Inc., deb. (putable * 08/15/01), 8.40%, 08/15/31 .......................        888,308
                                                                                                      -----------
               Telephone Utilities  3.4%
  1,000,000    New England Telephone and Telegraph, notes, 6.25%, 12/15/97 ......................      1,000,479
                                                                                                      -----------
                     Total Corporate Bonds (Cost $10,476,377) ...................................     10,949,440
                                                                                                      -----------
                     Total Long Term Investments (Cost $17,462,785) .............................     17,941,313
                                                                                                      -----------
               Short Term Investments  11.7%
               Corporate Bonds  1.7%
    500,000    Northern Telecommunications, Ltd., notes, 8.25%, 06/13/96 (Cost $497,590) ........        507,209
                                                                                                      -----------
               U.S. Government Securities  10.0%
  3,000,000    U.S. Treasury Notes, 3.875%, 10/31/95 (Cost $2,999,572) ..........................      2,997,186
                                                                                                      -----------
                     Total Investments before Repurchase Agreements (Cost $20,959,947) ..........     21,445,708
                                                                                                      -----------

           eReceivables from Repurchase Agreements 27.0%
 $4,139,883fJoint Repurchase Agreement, 6.429%, 10/02/95
            Daiwa Securities America, Inc., (Maturity Value $1,991,526)
             Collateral: U.S. Treasury Bills, 03/28/96
            Swiss Bank Corp., (Maturity Value $2,072,813)
             Collateral: U.S. Treasury Notes, 6.125% - 6.75%, 05/15/97 - 08/31/00................    $ 4,062,163
  3,777,000 Nikko Securities Co. International, Inc., 6.42%, 10/02/95 (Maturity Value $4,002,140)
             Collateral: U.S. Treasury Notes, 7.50%, 10/31/99 ...................................      4,000,000
                                                                                                      -----------
                     Total Receivables from Repurchase Agreements (Cost $8,062,163) .............      8,062,163
                                                                                                      -----------
                         Total Investments (Cost $29,022,110)  98.9% ............................     29,507,871
                         Other Assets and Liabilities, Net  1.1% ................................        315,835
                                                                                                      -----------
                         Net Assets  100.0% .....................................................    $29,823,706
                                                                                                      ===========


               At September 30, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $29,022,110 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost .................................................      $ 510,783
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value .................................................        (25,022)
                                                                                                      -----------
                 Net unrealized appreciation ....................................................      $ 485,761
                                                                                                      ===========



*Holder may choose either to redeem at par on put date or, if more advantageous, to hold to final stated maturity.
eFace amount for repurchase agreements is for the underlying collateral.
fSee Note 1(F) regarding Joint Repurchase Agreement.

                       The accompanying notes are an integral part of these financial statements.



FRANKLIN MANAGED TRUST

Financial Statements

Statements of Assets and Liabilities
September 30, 1995

                                                                      Franklin                                    Franklin
                                                                 Corporate Qualified     Franklin Rising      Investment Grade
                                                                    Dividend Fund        Dividends Fund          Income Fund
                                                                    ------------           ----------            -----------
Assets:
 Investments in securities:
  At identified cost............................................      $22,709,584        $189,942,149           $20,959,947
                                                                    ============           ==========           ===========
  At value......................................................      $22,192,066        $231,596,280           $21,445,708
 Receivables from repurchase agreements, at value and cost......        5,276,663          28,971,844             8,062,163
 Cash...........................................................           30,950              38,546                64,906
 Receivables:
  Dividends and interest........................................           66,671            938,406                290,805
  Investment securities sold....................................               --          1,579,659                     --
  Capital shares sold...........................................          494,998            230,743                     --
                                                                    ------------          ----------            -----------
      Total assets..............................................       28,061,348        263,355,478             29,863,582
                                                                    ------------          ----------            -----------
Liabilities:
 Payables:
  Investment securities purchased...............................               --            561,073                     --
  Capital shares repurchased....................................          230,082            372,714                     --
  Management fees...............................................           11,243            161,064                 12,568
  Distribution fees.............................................           10,054            194,909                 10,393
  Shareholder servicing costs...................................              437             25,100                  1,740
 Accrued expenses and other liabilities.........................           16,499             63,360                 15,175
                                                                    ------------          ----------            -----------
      Total liabilities.........................................          268,315          1,378,220                 39,876
                                                                    ------------          ----------            -----------
Net assets, at value............................................      $27,793,033       $261,977,258            $29,823,706
                                                                    ============          ==========            ===========
Net assets consist of:
 Undistributed net investment income............................        $ 284,215        $ 1,107,307              $ 140,167
 Unrealized appreciation (depreciation) on investments..........         (517,518)        41,654,131                485,761
 Accumulated net realized loss..................................       (8,415,261)        (3,319,654)            (1,430,260)
 Class I capital shares.........................................           11,699            150,703                 32,990
 Class II capital shares........................................               --                613                     --
 Additional paid-in capital.....................................       36,429,898        222,384,158             30,595,048
                                                                    ------------          ----------            -----------
Net assets, at value............................................      $27,793,033       $261,977,258            $29,823,706
                                                                    ============          ==========            ===========
Class I Shares:
 Net assets, at value...........................................      $27,793,033       $260,917,347            $29,823,706
                                                                    ============          ==========            ===========
 Shares outstanding.............................................        1,169,933         15,070,272              3,298,953
                                                                    ============          ==========            ===========
 Net asset value per share.......................................         $23.76*            $17.31*                  $9.04*
                                                                    ============          ==========            ===========
 Maximum offering price per share (100/98.5, 100/95.5, 100/95.75 of
 net asset value per share, respectively).......................          $24.12             $18.13                   $9.44
                                                                    ============          ==========            ===========
Class II Shares:
 Net assets, at value...........................................                        $ 1,059,911
                                                                                         ==========
 Shares outstanding.............................................                             61,326
                                                                                         ==========
 Net asset value per share.......................................                           $17.28*
                                                                                         ==========
 Maximum offering price per share (100/99 of net asset value per share)                     $17.45
                                                                                         ==========

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


                       The accompanying notes are an integral part of these financial statements.



FRANKLIN MANAGED TRUST  Financial Statements (cont.)

Statements of Operations
for the year ended September 30, 1995

                                                                                  Franklin          Franklin           Franklin
                                                                                  Corporate          Rising            Investment
                                                                                  Qualified         Dividends         Grade Income
                                                                                Dividend Fund         Fund                Fund
                                                                                  ---------        -----------         ----------
Investment income:
 Dividends........................................................               $1,440,594        $ 7,090,181                $--
 Interest (Note 1)................................................                  272,095          1,698,547          1,741,614
                                                                                  ---------        -----------          ---------
      Total income................................................                1,712,689          8,788,728          1,741,614
                                                                                  ---------        -----------          ---------
Expenses:
 Management fees (Note 5).........................................                  141,798          1,866,215            144,062
 Distribution fees - Class I (Note 5).............................                   62,121          1,136,963             61,588
 Distribution fees - Class II (Note 5)............................                       --              1,508                 --
 Shareholder servicing costs (Note 5).............................                    3,792            224,176             13,845
 Reports to shareholders..........................................                    9,181            160,092             23,879
 Accounting fees (Note 5).........................................                   40,000             40,000             40,000
 Trustees' fees and expenses......................................                    3,385             29,253              3,475
 Professional fees................................................                   12,259             28,031              9,793
 Registration and filing fees.....................................                   12,423             27,942             10,521
 Custodian fees...................................................                    2,556             22,536              2,567
 Other............................................................                    2,301             14,087              3,657
                                                                                  ---------        -----------          ---------
      Total expenses..............................................                  289,816          3,550,803            313,387
                                                                                  ---------        -----------          ---------
      Net investment income.......................................                1,422,873          5,237,925          1,428,227
                                                                                  ---------        -----------          ---------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss).........................................                  (61,429)         7,405,862           (759,019)
 Net unrealized appreciation......................................                   84,597         33,317,370          1,601,549
                                                                                  ---------        -----------          ---------
      Net realized and unrealized gain on investments.............                   23,168         40,723,232            842,530
                                                                                  ---------        -----------          ---------
Net increase in net assets resulting from operations..............               $1,446,041        $45,961,157         $2,270,757
                                                                                  =========        ===========          =========

                       The accompanying notes are an integral part of these financial statements.



FRANKLIN MANAGED TRUST  Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended September 30, 1995 and 1994

                                        Franklin Corporate                Franklin Rising             Franklin Investment Grade
                                     Qualified Dividend Fund             Dividends Fund                     Income Fund
                                      ----------------------          ----------------------           ----------------------
                                      1995           1994              1995           1994             1995           1994
                                    ---------    ------------        ---------    ------------       ---------    ------------
Increase (decrease) in net assets:
  Operations:
   Net investment
 income..............             $ 1,422,873     $ 1,379,139      $ 5,237,925     $ 5,501,672     $ 1,428,227     $ 1,530,567
   Net realized gain
 (loss) from security
 transactions........                 (61,429)       (328,483)       7,405,862      (6,786,530)       (759,019)         44,247
   Net unrealized
 appreciation
 (depreciation) on
 investments.........                  84,597        (815,985)      33,317,370     (10,342,790)      1,601,549      (1,862,578)
                                    ---------    ------------        ---------    ------------       ---------    ------------
   Net increase
 (decrease) in net
 assets resulting
 from operations.....               1,446,041         234,671       45,961,157     (11,627,648)      2,270,757        (287,764)
  Distributions to
 shareholders from
 undistributed net
 investment income:
    Class I (Note 7).              (1,369,958)     (1,296,853)      (4,790,807)     (4,837,881)     (1,554,109)     (1,374,547)
    Class II (Note 7)                      --              --           (3,853)             --              --              --
  Decrease in net
 assets from capital
 share transactions
 (Note 2)............              (4,073,416)       (996,529)     (40,650,380)    (78,781,141)       (446,283)     (4,753,942)
                                    ---------    ------------        ---------    ------------       ---------    ------------
      Net increase
 (decrease) in
 net assets..........              (3,997,333)     (2,058,711)         516,117     (95,246,670)        270,365      (6,416,253)
 Net assets:
  Beginning of year..              31,790,366      33,849,077      261,461,141     356,707,811      29,553,341      35,969,594
                                    ---------    ------------        ---------    ------------       ---------    ------------
  End of year........             $27,793,033     $31,790,366     $261,977,258    $261,461,141     $29,823,706     $29,553,341
                                    =========    ============        =========    ============       =========    ============
 Undistributed net
 investment income
 included in net assets:
   Beginning of year.               $ 231,300       $ 149,014        $ 664,042           $ 251         266,049       $ 110,029
                                    =========    ============        =========    ============       =========    ============
   End of year.......               $ 284,215       $ 231,300      $ 1,107,307       $ 664,042         140,167       $ 266,049
                                    =========    ============        =========    ============       =========    ============


                       The accompanying notes are an integral part of these financial statements.




FRANKLIN MANAGED TRUST

Notes to Financial Statements


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Managed Trust (the Trust) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The Trust's shares are offered in three different Series (hereinafter Funds), each of which represents a separate fund. The Trust is required to account for the assets of each Fund separately and to allocate general expenses of the Trust to each Fund based upon the net assets of each Fund.

The Franklin Rising Dividends Fund offers two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuations:

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Other securities for which market quotations are readily available are valued at current market values, obtained from pricing services, which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Manager. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Trustees.

The value of auction rate preferred stock is determined based upon quotations readily available in the marketplace. If there are no readily available quotations, the value will be based upon the values of comparable traded securities. When market quotations are not readily available for securities held by the Funds, or for comparable securities, then such securities will be valued at par value plus an accrual of the dividend to be received on the next dividend payment date, as approved by the Board of Trustees.

B. Income Taxes:

The Trust intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

C. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

D. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium, if any, are amortized as required by the Internal Revenue Code.

E. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

F. Repurchase Agreements

The Trust may enter into a Joint Repurchase Agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the Joint Repurchase Agreement are allocated to the Trust based on its pro-rata interest. In a repurchase agreement, the Trust purchases a U.S. government security from a dealer or bank subject to an agreement to resell it at a mutually agreed upon price and date. Such a transaction is accounted for as a loan by the Trust to the seller, collateralized by the underlying security. The transaction requires the initial collateralization of the seller's obligation by U.S. government securities with market value, including accrued interest, of at least 102% of the dollar amount invested by the Trust, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. The collateral is delivered to the Trust's custodian and held until resold to the dealer or bank. At
September 30, 1995, all outstanding joint repurchase agreements held by the Trust had been entered into on September 29, 1995.

2. TRUST SHARES

At September 30, 1995, there was an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in each of the Funds' shares for the years ended September 30, 1995 and 1994 were as follows:


                                            Franklin Corporate              Franklin Rising             Franklin Investment
                                          Qualified Dividend Fund           Dividends Fund               Grade Income Fund
                                             -----------------            ------------------            ------------------
Class I Shares                             Shares        Amount           Shares       Amount            Shares       Amount
                                           -------     ----------        --------   ----------         --------    ----------
1995
 Shares sold .........................     517,711    $12,210,015       1,128,325   $17,560,571         475,519   $ 4,217,766
 Shares issued in reinvestment of
 distributions .......................      50,778      1,195,996         245,418     3,737,669         114,062     1,005,381
 Shares redeemed .....................    (700,481)   (16,533,103)     (3,138,298)  (47,889,077)       (808,785)   (7,148,964)
 Changes from exercise of exchange
 privilege:
   Shares sold .......................      33,527        790,845         789,099    12,040,922         541,786     4,797,377
   Shares redeemed ...................     (73,619)    (1,737,169)     (1,780,795)  (27,112,934)       (374,809)   (3,317,843)
                                           -------     ----------        --------    ----------        --------    ----------
Net decrease..........................    (172,084)  $ (4,073,416)     (2,756,251) $(41,662,849)        (52,227)   $ (446,283)
                                           =======     ==========        ========    ==========        ========    ==========



2. TRUST SHARES (cont.)
                                            Franklin Corporate              Franklin Rising             Franklin Investment
                                          Qualified Dividend Fund           Dividends Fund               Grade Income Fund
                                             -----------------            ------------------            ------------------
Class I Shares (cont.)                     Shares        Amount           Shares       Amount            Shares       Amount
                                           -------     ----------        --------   ----------         --------    ----------
1994
 Shares sold .........................     642,504    $15,490,848       2,324,785   $34,973,066         573,667  $  5,191,694
 Shares issued in reinvestment of
 distributions .......................      46,825      1,128,951         234,159     3,491,298          92,093       831,361
 Shares redeemed .....................    (588,984)   (14,223,026)     (4,407,643)  (65,658,112)     (1,125,867)  (10,294,292)
 Changes from exercise of exchange
 privilege:
   Shares sold .......................      33,305        801,733       1,261,176    19,012,227         583,017     5,280,721
   Shares redeemed ...................    (174,643)    (4,195,035)     (4,707,327)  (70,599,620)       (635,548)   (5,763,426)
                                           -------     ----------        --------    ----------        --------    ----------
Net decrease..........................     (40,993)    $ (996,529)     (5,294,850) $(78,781,141)       (512,638) $ (4,753,942)
                                           =======     ==========        ========    ==========        ========    ==========
Class II Shares:
1995*
 Shares sold .........................                                     61,207   $ 1,010,493
 Shares issued in reinvestment of
 distributions .......................                                        119         1,976
                                                                         --------    ----------
Net increase..........................                                     61,326   $ 1,012,469
                                                                         ========    ==========
*For the period May 1, 1995 to September 30, 1995.



3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At September 30, 1995, for tax purposes, the Funds had accumulated net capital loss carryovers as follows:

                                                             Franklin Corporate        Franklin Rising      Franklin Investment
                                                           Qualified Dividend Fund     Dividends Fund       Grade Income Fund
                                                               ---------------           ----------           -------------
Capital loss carryovers
 Expiring in:1996 .....................................             $5,376,536                  $--              $ 124,885
             1997......................................              1,251,202                   --                274,652
             1998 .....................................                794,958                   --                139,900
             1999 .....................................                226,936                   --                131,804
             2000 .....................................                375,717                   --                     --
             2002 .....................................                328,483            3,319,654                     --
             2003 .....................................                 61,429                   --                759,019
                                                               ---------------           ----------           ------------
                                                                    $8,415,261           $3,319,654             $1,430,260
                                                               ===============           ==========           ============


The Franklin Corporate Qualified Dividend Fund and the Franklin Investment Grade
Income  Fund  had  capital  loss   carryovers   of   $2,056,972   and  $178,611,
respectively,  that  expired on  September  30,  1995 and were  reclassified  to paid-in-capital.

For tax purposes,  the aggregate cost of securities and unrealized  appreciation
(depreciation) of the Trust are the same as for financial statement purposes at September 30, 1995.



4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended September 30, 1995, were as follows:

                                                           Franklin Corporate         Franklin Rising      Franklin Investment
                                                         Qualified Dividend Fund      Dividends Fund       Grade Income Fund
                                                             ---------------            ----------            ------------
Purchases .............................................           $6,815,000           $32,171,788             $15,679,189
                                                             ===============            ==========            ============
Sales .................................................           $8,291,136           $74,080,592             $22,145,058
                                                             ===============            ==========            ============




5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Advisers, Inc., under the terms of a management agreement, provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the net assets of the Franklin Corporate Qualified Dividend Fund and the Franklin Investment Grade Income Fund at an annualized rate of 0.50% of the Funds' first $500 million in average daily net assets, 0.45% on the next $500 million, and 0.40% on net assets in excess of $1 billion; and receives fees computed monthly based on the net assets of the Franklin Rising Dividends Fund at an annualized rate of 0.75% of the Fund's first $500 million in average daily net assets, 0.625% on the next $500 million, and 0.50% on net assets in excess of $1 billion. Pursuant to the terms of the management agreement, each of the Funds also pays accounting fees of $40,000 per year to Franklin Advisers, Inc. for the provision of certain accounting, bookkeeping and recordkeeping functions for the Funds. The terms of the management agreement provide that aggregate annual expenses of the Funds be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Funds' shares are registered. For the year ended September 30, 1995, the Funds' expenses did not exceed these limitations.

In its capacity as underwriter for the shares of the Trust, Franklin/Templeton Distributors, Inc. receives commissions on sales of the Trust's capital shares. Commissions are deducted from the gross proceeds received from the sale of the shares of the Trust, and as such are not expenses of the Funds. Franklin/Templeton Distributors, Inc., may also make payments, out of its own resources, to the dealers for certain sales of Class I and Class II shares. Commissions received by Franklin/Templeton Distributors, Inc., and the amounts paid to other dealers for the year ended September 30, 1995, were as follows:

                                                                                   Franklin Rising
                                                    Franklin Corporate             Dividends Fund          Franklin Investment
                                                  Qualified Dividend Fund        Class I    Class II        Grade Income Fund
                                                      ---------------            -------    -------           ------------
Total commissions received......................             $112,146           $388,586    $10,211                $75,773
                                                      ===============            =======     ======           ============
Paid to other dealers...........................             $121,994           $346,372    $20,293                $78,374
                                                      ===============            =======     ======           ============

Under the terms of a shareholder servicing agreement with Franklin/Templeton Investor Services, Inc., the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the year ended September 30, 1995, aggregated $241,813, of which $201,444 was paid to Franklin/Templeton Investor Services, Inc.

Under the terms of Distribution Plans pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Franklin Rising Dividends Fund will reimburse Franklin/Templeton Distributors, Inc., in an amount up to a maximum of 0.50% for Class I's and 1.00% for Class II's average daily net assets, while Franklin Corporate Qualified Dividend Fund and Franklin Investment Grade Income Fund will reimburse up to a maximum of 0.25% per annum of the Funds' average daily net assets for costs incurred in the promotion, offering and marketing of the Funds' shares. Fees incurred by the Funds under the agreements aggregated $1,262,180 for the year ended September 30, 1995.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

Certain officers and trustees of the Trust are also officers and/or directors of Franklin/Templeton Distributors, Inc., Franklin Advisers, Inc. and Franklin/Templeton Investor Services, Inc., all wholly-owned subsidiaries of Franklin Resources, Inc.


6. SUBSEQUENT EVENTS

On September 25, 1995 the Board of Trustees declared dividends from net investment income as follows (amounts per share):

                                      Franklin Corporate     Franklin Investment
Record Date  Ex Date  Payment Date  Qualified Dividend Fund  Grade Income Fund
 --------    ------    ---------        ---------------         ------------
 09/29/95    10/02/95  10/13/95              .100                   .033

7. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year by Fund are as follows:

                     Per Share Operating Performance                              Ratios/Supplemental Data
                  ------------------------------------                          ----------------------------
                                                                                                                Ratio of Net
          Net Asset           Net Realized             Distributions  Net Asset          Net Assets  Ratio of   Investment
 Year     Value at    Net     & Unrealized Total From   From Net       Value             at End of   Expenses   Income to  Portfolio
 Ended   Beginning Investment Gain (Loss)  Investment  Investment     at End   Total     Year       to Average   Average   Turnover
Sept. 30  of Year    Income  on Securities Operations    Income       of Year  Return** (in 000's)  Net Assets  Net Assets   Rate
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Corporate Qualified Dividend Fund:
1991+     $19.03     $1.73     $ 2.540       $ 4.270    $(1.670)      $21.63   23.25%    $22,242      1.24%       8.09%        --%
1992+      21.63      1.37       2.144         3.514     (1.394)       23.75   16.57      29,444      1.10        5.97      29.01
1993++     23.75       .73        .777         1.507      (.787)       24.47    6.44      33,849      1.06*       4.09*     27.46
1994       24.47      1.02       (.844)         .176      (.956)       23.69     .72      31,790      1.00        4.19      32.17
1995       23.69      1.21          --         1.210     (1.140)       23.76    5.26      27,793      1.02        5.02      29.18

Franklin Rising Dividends Fund:
Class I Shares
1991+      11.21       .28       3.720         4.000      (.300)       14.91   35.95      71,380      1.53        2.16      16.83
1992+      14.91       .24       1.290         1.530      (.260)       16.18   10.38     197,804      1.46        1.67      12.73
1993++     16.18       .19       (.745)        (.555)     (.195)       15.43   (3.43)    356,708      1.40*       1.73*     11.48
1994       15.43       .28       (.800)        (.520)     (.240)       14.67   (3.38)    261,461      1.43        1.81      25.75
1995       14.67       .33       2.608         2.938      (.298)       17.31   20.32     260,917      1.43        2.10      14.60

Class II Shares
1995+++    15.47       .11       1.826         1.936      (.126)       17.28   12.56       1,060      1.90*       1.92*     14.60



7. FINANCIAL HIGHLIGHTS (cont.)

                     Per Share Operating Performance                              Ratios/Supplemental Data
                  ------------------------------------                          ----------------------------
                                                                                                                Ratio of Net
          Net Asset           Net Realized             Distributions  Net Asset          Net Assets  Ratio of   Investment
 Year     Value at    Net     & Unrealized Total From   From Net       Value             at End of   Expenses   Income to  Portfolio
 Ended   Beginning Investment Gain (Loss)  Investment  Investment     at End   Total     Year       to Average   Average   Turnover
Sept. 30  of Year    Income  on Securities Operations    Income       of Year  Return** (in 000's)  Net Assets  Net Assets   Rate
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Investment Grade Income Fund:
1991+      $8.40      $.69      $ .635        $1.325     $(.695)       $9.03   16.57%    $21,773      1.26%       8.36%     28.31%
1992+       9.03       .62       (.086)         .534      (.634)        8.93    6.16      29,367      1.08        7.02      27.28
1993++      8.93       .38        .402          .782      (.402)        9.31    8.94      35,970      1.09*       5.61*     53.19
1994        9.31       .45       (.544)        (.094)     (.396)        8.82   (1.02)     29,553      1.05        4.91      10.57
1995        8.82       .44        .259          .699      (.479)        9.04    8.21      29,824      1.09        4.96      64.70

+For the year ended December 31.
++For the nine months ended September 30, 1993.
+++For the period May 1, 1995 to September 30,1995.
*Annualized.
**Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum initial sales charge or the deferred contingent sales charge.The total return for the Funds also assumes reinvestment of dividends and capital gains, if any, at net asset value.




The  percentage  of income  dividends  paid by the Funds  during  the year ended
September 30, 1995 which qualified for the 70% dividends-received deduction for corporations were as follows:

         Franklin Corporate Qualified Dividend Fund......................................    100.0%

         Franklin Rising Dividends Fund..................................................    100.0%

The above funds hereby designate these amounts as income qualifying for the corporate dividends-received deduction under IRC 854 (b)(2).



FRANKLIN MANAGED TRUST

Report of Independent Certified Public Accountants


To the Shareholders and Board of Trustees of Franklin Managed Trust:

We have audited the accompanying statements of assets and liabilities of the three funds comprising the Franklin Managed Trust, including each Fund's statement of investments in securities and net assets, as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the three funds comprising the Franklin Managed Trust as of September 30, 1995, the results of each Fund's operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                              TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
October 27, 1995


Franklin Managed Trust

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 9/30/95

AAA                                       25.3%
AA                                        3.6%
A                                         50.4%
BBB                                       17.3%
BB                                        3.4%

GRAPHIC MATERIAL (2)

The following line graphs hypothetically compare the performance of the Franklin Corporate Qualified Dividend Fund to that of the Payden & Rygel 90-Day T-Bill Index, before and after taxes, based on a $100,000 investment from 2/1/87 to 9/30/95.


  Period        From     Pre-Tax   After-Tax    Pre-Tax P&R   After-Tax P&R
  Ending                                          90-Day         90-Day
              Initial     Total      Total     T-Bill Index   T-Bill Index
             Investment   Value      Value      Total Value    Total Value


     2/1/87       98,503   98,503       98,487       100,000         100,000
    2/28/87       98,425   98,425       98,425       100,440         100,290
    3/31/87       98,425   98,899       98,867       100,892         100,588
    4/30/87       94,880   95,797       95,735       101,386         100,914
    5/31/87       93,580   94,997       94,901       101,853         101,220
    6/30/87       94,840   96,888       96,748       102,331         101,534
    7/31/87       94,762   97,415       97,236       102,782         101,829
    8/31/87       94,368   97,620       97,399       103,296         102,165
    9/30/87       92,005   95,775       95,520       103,781         102,482
   10/31/87       87,436   91,725       91,433       104,611         103,023
   11/30/87       87,357   92,262       91,928       105,093         103,336
   12/31/87       85,742   91,171       90,802       105,492         103,595
    1/31/88       84,364   90,534       90,089       106,019         103,937
    2/29/88       86,176   93,134       92,609       106,507         104,252
    3/31/88       84,718   92,193       91,614       107,018         104,582
    4/30/88       85,506   93,704       93,052       107,489         104,886
    5/31/88       86,648   95,617       94,886       107,973         105,198
    6/30/88       84,128   93,472       92,703       108,534         105,559
    7/31/88       85,664   95,850       94,997       109,088         105,914
    8/31/88       84,915   95,674       94,761       109,688         106,298
    9/30/88       84,325   95,676       94,704       110,379         106,740
   10/31/88       84,206   96,216       95,176       111,063         107,177
   11/30/88       83,616   96,216       95,115       111,674         107,566
   12/31/88       83,143   96,350       95,187       112,389         108,021
    1/31/89       83,931   98,006       96,755       113,131         108,491
    2/28/89       84,049   98,837       97,513       113,821         108,928
    3/31/89       83,970   99,443       98,049       114,652         109,453
    4/30/89       83,537   99,630       98,173       115,615         110,060
    5/31/89       82,631   99,251       97,740       116,435         110,575
    6/30/89       82,946  100,339       98,750       117,414         111,188
    7/31/89       83,497  101,728      100,053       118,271         111,724
    8/31/89       84,876  104,139      102,359       119,063         112,218
    9/30/89       84,600  104,528      102,680       119,861         112,714
   10/31/89       83,458  103,803      101,912       120,724         113,250
   11/30/89       82,198  102,927      100,997       121,557         113,766
   12/31/89       81,331  102,538      100,559       122,371         114,269
    1/31/90       80,583  102,295      100,265       123,142         114,744
    2/28/90       80,032  102,307      100,220       123,893         115,206
    3/31/90       79,283  102,064       99,925       124,736         115,723
    4/30/90       78,771  102,127       99,929       125,559         116,227
    5/31/90       79,007  103,168      100,888       126,425         116,756
    6/30/90       78,968  103,846      101,493       127,260         117,265
    7/31/90       78,102  103,441      101,041       128,176         117,822
    8/31/90       77,944  103,982      101,511       129,035         118,343
    9/30/90       76,841  103,248      100,739       129,899         118,866
   10/31/90       74,793  101,228       98,716       130,718         119,361
   11/30/90       75,108  102,422       99,821       131,528         119,849
   12/31/90       74,951  103,619      100,879       132,462         120,411
    1/31/91       75,738  105,495      102,643       133,270         120,896
    2/28/91       77,196  108,319      105,329       133,963         121,310
    3/31/91       79,874  112,889      109,706       134,740         121,775
    4/30/91       81,922  116,595      113,243       135,441         122,193
    5/31/91       82,355  117,965      114,517       136,091         122,580
    6/30/91       82,434  118,832      115,304       136,730         122,960
    7/31/91       83,340  120,909      117,262       137,400         123,358
    8/31/91       84,009  122,653      118,895       138,115         123,781
    9/30/91       83,891  123,255      119,424       138,792         124,181
   10/31/91       84,679  125,197      121,249       139,472         124,583
   11/30/91       84,758  126,095      122,064       140,155         124,986
   12/31/91       85,191  127,711      123,559       140,800         125,365
    1/31/92       87,633  132,121      127,769       141,279         125,647
    2/29/92       90,547  137,274      132,692       141,702         125,895
    3/31/92       90,823  138,438      133,765       142,156         126,161
    4/30/92       91,887  140,814      136,008       142,725         126,494
    5/31/92       93,147  143,505      138,553       143,181         126,762
    6/30/92       93,068  144,140      139,114       143,654         127,038
    7/31/92       94,250  146,736      141,567       144,185         127,348
    8/31/92       94,565  147,991      142,726       144,589         127,583
    9/30/92       94,447  148,474      143,149       145,081         127,870
   10/31/92       94,210  148,773      143,392       145,356         128,030
   11/30/92       93,620  148,420      143,015       145,647         128,199
   12/31/92       93,541  148,877      143,417       146,113         128,470
    1/31/93       94,171  150,466      144,907       146,551         128,720
    2/28/93       94,604  151,748      146,098       146,874         128,904
    3/31/93       94,604  152,337      146,626       147,270         129,130
    4/30/93       95,825  154,902      149,050       147,624         129,332
    5/31/93       96,219  156,070      150,136       147,963         129,525
    6/30/93       96,140  156,474      150,489       148,348         129,744
    7/31/93       96,495  157,585      151,522       148,734         129,963
    8/31/93       96,495  158,121      152,001       149,135         130,192
    9/30/93       96,377  158,463      152,295       149,538         130,420
   10/31/93       96,140  158,611      152,402       149,882         130,615
   11/30/93       95,904  158,728      152,482       150,242         130,819
   12/31/93       95,628  158,780      152,500       150,677         131,065
    1/31/94       96,061  160,014      153,650       151,084         131,295
    2/28/94       95,943  160,330      153,920       151,326         131,432
    3/31/94       95,274  159,723      153,306       151,734         131,663
    4/30/94       94,644  159,179      152,753       152,083         131,859
    5/31/94       94,525  159,498      153,026       152,524         132,108
    6/30/94       94,132  159,351      152,854       153,058         132,409
    7/31/94       94,171  159,973      153,414       153,579         132,701
    8/31/94       93,816  159,925      153,334       154,070         132,977
    9/30/94       93,304  159,608      152,997       154,640         133,297
   10/31/94       93,029  159,697      153,047       155,181         133,600
   11/30/94       92,792  159,851      153,160       155,694         133,887
   12/31/94       92,202  159,421      152,714       156,456         134,313
    1/31/95       92,596  160,699      153,900       157,129         134,689
    2/28/95       92,714  161,591      154,710       157,868         135,100
    3/31/95       92,989  162,762      155,786       158,673         135,548
    4/30/95       93,186  163,800      156,735       159,434         135,971
    5/31/95       93,462  164,981      157,822       160,248         136,422
    6/30/95       93,423  165,608      158,379       161,065         136,874
    7/31/95       93,423  166,308      159,007       161,838         137,301
    8/31/95       93,226  166,660      159,300       162,631         137,738
    9/30/95       93,580  168,002      160,538       163,379         138,150



GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the Franklin Rising Dividends Fund to that of the Willshire Midcap Growth Index and the Consumer Price Index, based on a $10,000 investment from 2/1/87 to 9/30/95, for the Class I shares.

Period Ending  Franklin Rising
               Dividend Fund     Wilshire    CPI
                                 Midcap


2/1/87          $9,552            $10,000     $10,000
2/28/87         $9,628            $10,742     $10,036
3/31/87         $9,561            $10,746     $10,081
4/30/87         $9,341            $10,344     $10,136
5/31/87         $9,332            $10,465     $10,171
6/30/87         $9,619            $10,752     $10,207
7/31/87         $9,773            $11,076     $10,233
8/31/87         $10,140           $11,561     $10,287
9/30/87         $9,909            $11,171     $10,341
10/31/87        $8,568            $8,057      $10,368
11/30/87        $8,169            $7,580      $10,377
12/31/87        $8,461            $8,373      $10,377
1/31/88         $9,008            $8,615      $10,404
2/29/88         $9,420            $9,326      $10,431
3/31/88         $9,479            $9,395      $10,476
4/30/88         $9,558            $9,319      $10,531
5/31/88         $9,558            $9,168      $10,566
6/30/88         $9,944            $9,842      $10,612
7/31/88         $10,043           $9,611      $10,656
8/31/88         $9,914            $9,265      $10,701
9/30/88         $10,113           $9,613      $10,773
10/31/88        $10,272           $9,632      $10,808
11/30/88        $9,981            $9,353      $10,817
12/31/88        $10,051           $9,635      $10,835
1/31/89         $10,355           $10,114     $10,890
2/28/89         $10,376           $10,146     $10,934
3/31/89         $10,588           $10,341     $10,998
4/30/89         $10,853           $10,922     $11,069
5/31/89         $11,262           $11,398     $11,132
6/30/89         $11,364           $11,016     $11,159
7/31/89         $11,858           $11,827     $11,186
8/31/89         $11,982           $12,212     $11,204
9/30/89         $11,951           $12,225     $11,239
10/31/89        $11,824           $11,726     $11,293
11/30/89        $11,865           $11,684     $11,320
12/31/89        $12,021           $11,753     $11,339
1/31/90         $11,445           $10,671     $11,455
2/28/90         $11,592           $10,953     $11,509
3/31/90         $11,791           $11,456     $11,573
4/30/90         $11,475           $10,900     $11,591
5/31/90         $12,044           $12,064     $11,618
6/30/90         $12,150           $12,067     $11,680
7/31/90         $12,118           $11,597     $11,725
8/31/90         $11,055           $9,998      $11,833
9/30/90         $10,604           $9,134      $11,932
10/31/90        $10,465           $8,688      $12,004
11/30/90        $11,451           $9,660      $12,030
12/31/90        $12,053           $10,235     $12,030
1/31/91         $12,461           $11,202     $12,102
2/28/91         $13,590           $12,242     $12,120
3/31/91         $14,145           $13,020     $12,139
4/30/91         $14,264           $12,919     $12,157
5/31/91         $14,934           $13,636     $12,193
6/30/91         $14,582           $13,027     $12,229
7/31/91         $15,005           $13,734     $12,247
8/31/91         $15,331           $14,257     $12,283
9/30/91         $15,445           $14,273     $12,337
10/31/91        $15,598           $14,647     $12,355
11/30/91        $15,413           $14,035     $12,391
12/31/91        $16,385           $15,907     $12,400
1/31/92         $16,484           $16,383     $12,418
2/29/92         $16,462           $16,660     $12,463
3/31/92         $16,215           $15,995     $12,526
4/30/92         $16,380           $15,614     $12,544
5/31/92         $16,656           $15,419     $12,562
6/30/92         $16,384           $14,719     $12,607
7/31/92         $17,027           $15,526     $12,633
8/31/92         $16,828           $15,201     $12,669
9/30/92         $17,133           $15,467     $12,704
10/31/92        $17,334           $16,098     $12,749
11/30/92        $17,890           $17,331     $12,766
12/31/92        $18,085           $17,862     $12,757
1/31/93         $17,907           $18,265     $12,820
2/28/93         $17,638           $17,650     $12,865
3/31/93         $17,778           $18,192     $12,910
4/30/93         $17,149           $17,431     $12,946
5/31/93         $17,362           $18,425     $12,964
6/30/93         $17,166           $18,546     $12,982
7/31/93         $17,177           $18,381     $12,982
8/31/93         $17,459           $19,313     $13,019
9/30/93         $17,465           $19,798     $13,046
10/31/93        $17,714           $19,903     $13,099
11/30/93        $17,261           $19,592     $13,109
12/31/93        $17,454           $20,676     $13,109
1/31/94         $17,692           $21,406     $13,144
2/28/94         $17,045           $21,519     $13,189
3/31/94         $16,212           $20,239     $13,234
4/30/94         $16,235           $20,320     $13,252
5/31/94         $16,451           $20,009     $13,261
6/30/94         $16,416           $19,000     $13,306
7/31/94         $16,565           $19,464     $13,342
8/31/94         $17,276           $21,130     $13,396
9/30/94         $16,874           $20,963     $13,432
10/31/94        $16,805           $21,475     $13,441
11/30/94        $16,391           $20,523     $13,459
12/31/94        $16,551           $20,864     $13,459
1/31/95         $16,980           $20,868     $13,513
2/28/95         $17,489           $22,120     $13,567
3/31/95         $17,867           $22,937     $13,611
4/30/95         $17,995           $23,278     $13,656
5/31/95         $18,647           $23,660     $13,684
6/30/95         $18,851           $25,148     $13,711
7/31/95         $19,307           $27,261     $13,711
8/31/95         $19,610           $27,678     $13,747
9/30/95         $20,302           $28,450     $13,774

GRAPHIC MATERIAL (4)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 9/30/95
AAA                                       66.9%
AA                                        14.5%
A                                         18.6%

GRAPHIC MATERIAL (5)

The following line graph hypothetically compares the performance of the Franklin Investment Grade Fund to that of the Lehman Brothers GovCorp Bond Index, and the Consumer Price Index, based on a $10,000 investment from 2/1/87 to 9/30/95.

                            LB GOV CORP   CPI
Period       Hypothetical   Hypo.         Hypo. Investment
Ending       Investment     Investment


2/1/87       $10,000
2/1/87       $9,579          $  10,000     $   10,000
2/28/87      9,588           $  10,066     $   10,036
3/31/87      9,497           $  10,012     $   10,081
4/30/87      9,115           $   9,744     $   10,136
5/31/87      9,047           $   9,701     $   10,171
6/30/87      9,164           $   9,822     $   10,207
7/31/87      9,044           $   9,800     $   10,233
8/31/87      8,964           $   9,744     $   10,287
9/30/87      8,763           $   9,535     $   10,341
10/31/87     8,913           $   9,892     $   10,368
11/30/87     9,007           $   9,955     $   10,377
12/31/87     9,067           $  10,091     $   10,377
1/31/88      9,283           $  10,437     $   10,404
2/29/88      9,427           $  10,557     $   10,431
3/31/88      9,416           $  10,453     $   10,476
4/30/88      9,404           $  10,392     $   10,531
5/31/88      9,403           $  10,322     $   10,566
6/30/88      9,531           $  10,556     $   10,612
7/31/88      9,537           $  10,496     $   10,656
8/31/88      9,565           $  10,523     $   10,701
9/30/88      9,648           $  10,753     $   10,773
10/31/88     9,710           $  10,944     $   10,808
11/30/88     9,694           $  10,820     $   10,817
12/31/88     9,724           $  10,857     $   10,835
1/31/89      9,809           $  11,001     $   10,890
2/28/89      9,816           $  10,918     $   10,934
3/31/89      9,869           $  10,975     $   10,998
4/30/89      9,945           $  11,208     $   11,069
5/31/89      10,069          $  11,484     $   11,132
6/30/89      10,193          $  11,858     $   11,159
7/31/89      10,365          $  12,105     $   11,186
8/31/89      10,277          $  11,917     $   11,204
9/30/89      10,308          $  11,970     $   11,239
10/31/89     10,445          $  12,272     $   11,293
11/30/89     10,521          $  12,383     $   11,320
12/31/89     10,550          $  12,401     $   11,339
1/31/90      10,467          $  12,232     $   11,455
2/28/90      10,533          $  12,258     $   11,509
3/31/90      10,537          $  12,260     $   11,573
4/30/90      10,502          $  12,147     $   11,591
5/31/90      10,710          $  12,499     $   11,618
6/30/90      10,829          $  12,702     $   11,680
7/31/90      10,960          $  12,859     $   11,725
8/31/90      10,909          $  12,673     $   11,833
9/30/90      10,950          $  12,778     $   11,932
10/31/90     11,043          $  12,948     $   12,004
11/30/90     11,205          $  13,230     $   12,030
12/31/90     11,289          $  13,430     $   12,030
1/31/91      11,412          $  13,580     $   12,102
2/28/91      11,549          $  13,697     $   12,120
3/31/91      11,655          $  13,792     $   12,139
4/30/91      11,802          $  13,950     $   12,157
5/31/91      11,881          $  14,016     $   12,193
6/30/91      11,878          $  14,000     $   12,229
7/31/91      12,014          $  14,177     $   12,247
8/31/91      12,251          $  14,503     $   12,283
9/30/91      12,475          $  14,806     $   12,337
10/31/91     12,626          $  14,938     $   12,355
11/30/91     12,781          $  15,087     $   12,391
12/31/91     13,159          $  15,596     $   12,400
1/31/92      13,002          $  15,365     $   12,418
2/29/92      13,021          $  15,446     $   12,463
3/31/92      12,967          $  15,361     $   12,526
4/30/92      13,075          $  15,453     $   12,544
5/31/92      13,244          $  15,753     $   12,562
6/30/92      13,445          $  15,985     $   12,607
7/31/92      13,783          $  16,394     $   12,633
8/31/92      13,909          $  16,540     $   12,669
9/30/92      14,120          $  16,765     $   12,704
10/31/92     13,947          $  16,508     $   12,749
11/30/92     13,867          $  16,493     $   12,766
12/31/92     13,970          $  16,777     $   12,757
1/31/93      14,202          $  17,143     $   12,820
2/28/93      14,531          $  17,499     $   12,865
3/31/93      14,559          $  17,559     $   12,910
4/30/93      14,700          $  17,694     $   12,946
5/31/93      14,655          $  17,685     $   12,964
6/30/93      14,867          $  18,087     $   12,982
7/31/93      14,919          $  18,202     $   12,982
8/31/93      15,199          $  18,621     $   13,019
9/30/93      15,218          $  18,686     $   13,046
10/31/93     15,256          $  18,763     $   13,099
11/30/93     15,179          $  18,551     $   13,109
12/31/93     15,233          $  18,633     $   13,109
1/31/94      15,403          $  18,912     $   13,144
2/28/94      15,176          $  18,500     $   13,189
3/31/94      14,981          $  18,046     $   13,234
4/30/94      14,902          $  17,897     $   13,252
5/31/94      14,908          $  17,864     $   13,261
6/30/94      14,929          $  17,823     $   13,306
7/31/94      15,104          $  18,180     $   13,342
8/31/94      15,126          $  18,187     $   13,396
9/30/94      15,063          $  17,912     $   13,432
10/31/94     15,085          $  17,893     $   13,441
11/30/94     15,039          $  17,861     $   13,459
12/31/94     15,056          $  17,978     $   13,459
1/31/95      15,243          $  18,324     $   13,513
2/28/95      15,448          $  18,749     $   13,567
3/31/95      15,513          $  18,874     $   13,611
4/30/95      15,649          $  19,137     $   13,656
5/31/95      15,945          $  19,939     $   13,684
6/30/95      16,082          $  20,098     $   13,711
7/31/95      16,094          $  20,020     $   13,711
8/31/95      16,215          $  20,276     $   13,747
9/30/95      16,299          $  20,483     $   13,774
CUM. TR      62.99%         104.83%       37.74%